Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 28, 2008 (the "Amendment Date"), is among TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., a Delaware limited partnership (the "Borrower"), TRUMP ENTERTAINMENT RESORTS, INC., a Delaware corporation and general partner of the Borrower (the "General Partner"), as a Guarantor, the SUBSIDIARY GUARANTORS, the LENDERS and BEAL BANK, as the Collateral Agent and the Administrative Agent.

PRELIMINARY STATEMENTS:

(1)       The parties hereto are parties to that certain Credit Agreement dated as of December 21, 2007, pursuant to which, among other things, the Lenders extended certain credit facilities to the Borrower, as amended by that certain First Amendment to Credit Agreement dated effective as of December 21, 2007 and that certain Second Amendment to Credit Agreement dated as of May 29, 2008 (as heretofore and hereafter amended from time to time, the "Credit Agreement").

(2)       The Loan Parties have requested that the Administrative Agent approve of the form of a proposed amendment to the asset purchase agreement relating to the proposed Trump Marina Sale and, in connection with such request, the Loan Parties have also requested that the Agents and the Lenders agree to amend the definition of the term "Trump Marina Sale" as contained in the Credit Agreement.

(3)       The Agents and the Lenders have indicated their willingness to amend the Credit Agreement on the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.    Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meanings therefor set forth in the Credit Agreement (as amended hereby).

ARTICLE II

AMENDMENT TO CREDIT AGREEMENT

Section 2.01.    Amendment to Definition of "Trump Marina Sale". Clause (c) of the definition of the term "Trump Marina Sale" is hereby revised to read in its entirety as follows:

"(c) such sale is consummated (i) prior to May 31, 2009, or (ii) if the "Buyer" under and as defined in that certain Asset Purchase Agreement dated as of May 28, 2008 by and among Trump Marina Associates, LLC, as seller, Coastal Marina, LLC, as buyer, Trump Entertainment Resorts, Inc., as parent, and Coastal Development, LLC, as buyer affiliate, as amended by that certain First Amendment to Asset Purchase Agreement dated as of October 28, 2008, elects to extend the "Outside Date" under and as defined in such Asset Purchase Agreement as so amended and the extension fee payable by the Borrower to the Administrative Agent in connection with

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such extension is paid in full when due in accordance with the letter agreement dated as of October 28, 2008, among the parties to the Credit Agreement, prior to July 29, 2009, and"

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (except if and to the extent that any such condition precedent is waived in writing by the Required Lenders):

(a)        no Default or Event of Default shall have occurred or be continuing, or would result from the transactions contemplated by this Amendment; and

(b)       the Administrative Agent shall have received a counterpart of this Amendment as executed by each party hereto.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 4.01.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Lenders and the Agents agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.    Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby represents and warrants to the Agents and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite action on the part of such Loan Party and will not violate the charter or other organizational documents of such Loan Party, (b) the representations and warranties of such Loan Party contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (except to the extent that such representations and warranties were expressly made only in reference to a specific date), and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, each of the Loan Parties hereby represents and warrants to the Agents and the Lenders that each of the representations and warranties contained in Section 4.01(dd) of the Credit Agreement is true and correct as of the date hereof and will be true and correct at all times hereafter.

ARTICLE V

MISCELLANEOUS

Section 5.01.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the

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other Loan Documents, and no investigation by any Agent or any Lender shall affect such representations and warranties or the right of any Agent or any Lender to rely upon them.

Section 5.02.    Reference to Credit Agreement and Other Loan Documents. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 5.03.    Severability. Any provision in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

Section 5.04.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 5.05.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Lenders and the Agents and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Required Lenders.

Section 5.06.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart and a telecopy or email transmission of any such executed signature page shall be valid as an original. This Amendment shall be effective when it has been executed by each of the Loan Parties, the Lenders and the Agents and all conditions precedent set forth in Article III hereof have been satisfied (or waived in writing by the Required Lenders).

Section 5.07.    Effect of Amendment. No consent or waiver, express or implied, by any Agent or any Lender to or of any breach of or deviation from any covenant, condition or duty of or by the Loan Parties shall be deemed a consent or waiver to or of any other breach of or deviation from the same or any other covenant, condition or duty. Each of the Loan Parties hereby (a) agrees that this Amendment shall not limit or diminish its obligations under the Loan Documents, (b) reaffirms its obligations under each of such Loan Documents executed by it, and (c) agrees that each of such Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.

Section 5.08.    Further Assurances. The Loan Parties shall execute and deliver, or cause to be executed and delivered, to the Agents such other agreements, documents and instruments, and shall take or cause to be taken such other actions, as any Agent may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.

Section 5.09.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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Section 5.10.    Entire Agreement. THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND/OR DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND RELATING TO THE SUBJECT MATTER HEREOF.

Section 5.11.    Amendment as a Loan Document. This Amendment constitutes a Loan Document and any failure of any Loan Party to comply with the terms and conditions of this Amendment shall result in a Default under the Credit Agreement.

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ARTICLE VI

WAIVER AND RELEASE

TO INDUCE THE AGENTS AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE LOAN PARTIES (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT, AS OF THE AMENDMENT DATE, THERE ARE NO CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR DEMANDS AGAINST OR WITH RESPECT TO ANY OF ITS INDEBTEDNESS OR OBLIGATIONS UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS AND, IN ADDITION, EACH OF THE LOAN PARTIES HEREBY:

(a)        WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES AND DEMANDS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR BEFORE THE AMENDMENT DATE; AND

(b)       RELEASE. RELEASES AND DISCHARGES EACH OF THE AGENTS AND THE LENDERS AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, COUNTERCLAIMS, CAUSES OF ACTION, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES AND DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR BEFORE THE AMENDMENT DATE AND FROM OR IN CONNECTION WITH OR RELATING TO THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BEAL BANK, as Administrative Agent, Collateral Agent and a Lender

By
Name:
Title:

BEAL BANK NEVADA,

as a Lender

By
Name:
Title:

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TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., as Borrower

By: Trump Entertainment Resorts, Inc., its

general partner

By
Name:
Title:

TRUMP ENTERTAINMENT RESORTS, INC., as Guarantor

By
Name:
Title:

TCI 2 HOLDINGS, LLC,

as a Subsidiary Guarantor

By: Trump Entertainment Resorts, Inc.,

its sole member

By
Name:
Title:

TRUMP MARINA ASSOCIATES, LLC;

TRUMP PLAZA ASSOCIATES, LLC;

TRUMP TAJ MAHAL ASSOCIATES, LLC;

TRUMP ENTERTAINMENT RESORTS DEVELOPMENT COMPANY, LLC;

each as a Subsidiary Guarantor

By: Trump Entertainment Resorts Holdings,
L.P., their sole member

By: Trump Entertainment Resorts, Inc., its

general partner

By
Name:
Title:

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TRUMP ENTERTAINMENT RESORTS FUNDING, INC., as a Subsidiary Guarantor

By
Name:
Title:

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